Exhibit D

                     Form of Notice of Withdrawal of Tender

       (To be provided only to Investors that call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                Regarding Limited Liability Company Interests in

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                   Tendered Pursuant to the Offer to Purchase
                             Dated October 25, 2004

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                   The Offer and withdrawal rights will expire
                    at, and this Notice of Withdrawal must be
              received by the Fund by 12:00 midnight, Eastern Time,
               on November 22, 2004, unless the Offer is extended.
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        Complete this Notice of Withdrawal and Return by Mail or Fax to:

                         Forum Shareholder Services, LLC
                               Fax: (207) 879-6206

                           For additional information:
                              Phone: (207 879-6093

Ladies and Gentlemen:

     The undersigned wishes to withdraw the tender of its limited liability company interest in BACAP Alternative Multi-Strategy Fund, LLC (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated
______________.

This tender was in the amount of:

     [_]  Entire limited liability company interest.

     [_] Portion of limited liability company interest expressed as a specific dollar value. $____________

     [_] Portion of limited liability company interest in excess of the Required Minimum Balance.

     The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

Signature(s):

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For Individual Investors                           For Other Investors:
and Joint Tenants:


------------------------------                     -----------------------------
Signature                                          Print Name of Investor
(Signature of Owner(s) Exactly as Appeared on Investor Certification)


------------------------------                     -----------------------------
Print Name of Investor                             Signature
                                                   (Signature of Owner(s)
                                                   Exactly as Appeared
                                                   on Investor Certification)


------------------------------                     -----------------------------
Joint Tenant Signature if necessary                Print Name of Signatory and
(Signature of Owner(s) Exactly as Appeared         Title
 on Investor Certification)


------------------------------                     -----------------------------
Print Name of Joint Tenant                         Co-signatory if necessary
                                                   (Signature of Owner(s)
                                                   Exactly as Appeared
                                                   on Investor Certification)


                                                   -----------------------------
                                                   Print Name and Title of
                                                   Co-signatory
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Date:_____________

03564.0004 #520729